UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2021

MOLSON COORS BEVERAGE COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 1-14829

Delaware	84-0178360
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

P.O. Box 4030, NH353, Golden, Colorado 80401

1555 Notre Dame Street East, Montréal, Québec, Canada, H2L 2R5

(Address of principal executive offices, including zip code)

(303) 927-2337 / (514) 521-1786

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.01	TAP.A	New York Stock Exchange
Class B Common Stock, par value $0.01	TAP	New York Stock Exchange
1.25% Senior Notes due 2024	TAP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On March 11, 2021, Molson Coors Beverage Company (the “Company”) announced that it experienced a systems outage that was caused by a cybersecurity incident. The Company has engaged leading forensic information technology firms and legal counsel to assist the Company’s investigation into the incident and the Company is working around the clock to get its systems back up as quickly as possible.

Although the Company is actively managing this cybersecurity incident, it has caused and may continue to cause a delay or disruption to parts of the Company’s business, including its brewery operations, production, and shipments. In addition to the other information set forth in this report, one should carefully consider the discussion on the risks and uncertainties that cybersecurity incidents and operational disruptions to key facilities may have on the Company, its business and financial results contained in Part I, “Item 1A. Risk Factors” in its 2020 Annual Report on Form 10-K, filed with the SEC on February 11, 2021.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. From time to time, the Company may also provide oral or written forward-looking statements in other materials the Company releases to the public. Such forward-looking statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995.

Statements that refer to future events or circumstances are forward-looking statements, and include, but are not limited to, the Company’s expectations regarding the cybersecurity incident. In addition, statements that the Company makes in this Current Report on Form 8-K that are not statements of historical fact may also be forward-looking statements. Words such as “expects,” “intend,” “goals,” “plans,” “believes,” “continues,” “may,” “anticipate,” “seek,” “estimate,” “outlook,” “trends,” “future benefits,” “potential,” “projects,” “strategies,” and variations of such words and similar expressions are intended to identify forward-looking statements.

Forward-looking statements are subject to risks and uncertainties that could cause actual results to be materially different from those indicated (both favorably and unfavorably). These risks and uncertainties include, but are not limited to, the ongoing assessment of the cybersecurity incident, material legal, financial and reputational risks resulting from a breach of our information systems, operational disruptions to key facilities due to the cybersecurity incident, and our reliance on third party service providers and internal and outsourced systems as further described in Part I—Item 1A “Risk Factors”, the other factors discussed in Part I—Item 1A “Risk Factors” and elsewhere in the Company’s 2020 Annual Report on Form 10-K, filed with the SEC on February 11, 2021, and those described from time to time in the Company’s past and future reports filed with the SEC. Caution should be taken not to place undue reliance on any such forward-looking statements. Forward-looking statements speak only as of the date when made and the Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BEVERAGE COMPANY

Date:	March 11, 2021	By:	/s/ E. Lee Reichert
E. Lee Reichert
Chief Legal & Government Affairs Officer and Secretary